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                                                                   Exhibit 10.54
                                                                  Execution Copy

                      AMENDMENT AND WAIVER AGREEMENT NO. 4
                                       TO
                                CREDIT AGREEMENT

       AMENDMENT AND WAIVER AGREEMENT NO. 4 dated as of March 21, 2003 (this "AGREEMENT"), to that certain Credit Agreement (as amended, modified, restated or supplemented from time to time, the "CREDIT AGREEMENT"), dated as of June 20, 2002, made by and among Manufacturers' Services Limited, a Delaware corporation (the "PARENT"), Manufacturers' Services Salt Lake City Operations, Inc., a Delaware corporation ("MSSLCO"), Manufacturers' Services Western U.S. Operations, Inc., a California corporation ("MSWUSO"), Manufacturers' Services Central U.S. Operations, Inc., a Minnesota corporation ("MSCUSO"), MSL Lowell Operations, Inc., a Delaware corporation ("MSLLO"), MSL Midwest Operations, Inc., a Delaware corporation ("MSLMO"; and together with the Parent, MSSLCO, MSWUSO, MSCUSO and MSLLO, each a "BORROWER" and, collectively, the "BORROWERS"), the financial institutions party thereto from time to time (the "LENDERS"), Bank of America, N.A., as administrative agent (in such capacity, together with any successor in such capacity, the "ADMINISTRATIVE AGENT"), Credit Suisse First Boston, Cayman Islands Branch, as syndication agent, General Electric Capital Corporation, as documentation agent, and Banc of America Securities LLC and Credit Suisse First Boston, Cayman Islands Branch, as co-book managers and co-lead arrangers, and the Guarantors party thereto.

       The Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent desire to waive and amend certain provisions of the Credit Agreement.

       NOW, THEREFORE, subject to the condition precedent set forth in Section 4 hereof, the Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent hereby agree as follows:

SECTION 1 CAPITALIZED TERMS.

       SECTION 1.1 Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

SECTION 2 WAIVERS TO THE CREDIT AGREEMENT.

       SECTION 2.1 The Administrative Agent and the Majority Lenders hereby waive the provisions of Section 7.25 of the Credit Agreement as they relate to the period of four consecutive fiscal quarters of the Parent ending June 30, 2003; PROVIDED, that the Fixed Charge Coverage Ratio for such four consecutive fiscal quarter period shall not be less than 0.70:1

       SECTION 2.2 The Administrative Agent and the Majority Lenders hereby waive the provisions of Section 7.26 of the Credit Agreement as they relate to the

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                    period of four consecutive fiscal quarters of the Parent
                    ending June 30, 2003; PROVIDED, that EBITDA (excluding corporate overhead charges) for such four consecutive fiscal quarter period shall not be less than $20,000,000.

       SECTION 2.3  Except for the specific waivers set forth in Sections
                    2.1 and 2.2, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and the Borrowers and Guarantors hereby agree that all of the covenants and agreements contained in the Credit Agreement are hereby ratified and confirmed in all respects.

SECTION 3 AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT.

       SECTION 3.1 The definition of "EBITDA" in Appendix A to the Credit Agreement is hereby amended in its entirety to read as follows:

                      "EBITDA" means, with respect to any fiscal period of the Parent, Adjusted Net Earnings from Operations, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, (a) interest expenses, (b) (x) non-cash restructuring charges,
                      (y) the non-cash charge in the amount of $5,412,000 in the fiscal quarter of the Parent ending December 31, 2002 relating to the $8,150,000 of indebtedness of Sonic Blue Corporation owing to the Parent as of March 21, 2003 and
                      (z) other non-cash charges (excluding writeoffs of inventory and, except as provided in subclause (y) above, any provisions made for bad debt); PROVIDED, that in the case of each of subclauses (x), (y) and (z) above, in the event the Parent or any Subsidiary at any time makes or receives, as applicable, any cash payment in respect of any such non-cash charge, such cash payment shall be deducted from EBITDA in the fiscal period in which such payment is made or received, (c) Federal, state, local and foreign income taxes, (d) depreciation and (e) amortization."

       SECTION 3.2 Section 7.10 of the Credit Agreement is hereby amended by deleting "270 days" where it appears in the first line thereof and substituting "360 days" therefor.

       SECTION 3.3 Section 7.33 of the Credit Agreement is hereby amended by deleting "270 days" where it appears in such section and substituting "360 days" therefor.

SECTION 4 CONDITIONS PRECEDENT. This Agreement shall become effective on such date as the following conditions have been satisfied in full:

       SECTION 4.1 Counterparts of this Agreement executed by the Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent shall have been delivered to the Administrative Agent.

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       SECTION 4.2  The Borrowers shall have paid to the Administrative
                    Agent, for the ratable benefit of the Lenders who have delivered to the Administrative Agent an executed signature page to this Agreement prior to 2:00 p.m. on March 21, 2003, an amendment fee in the amount of $150,000.

SECTION 5 MISCELLANEOUS

       SECTION 5.1 Each of the Borrowers reaffirms and restates the representations and warranties set forth in Article 6 of the Credit Agreement and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except insofar as such representation and warranties relate expressly to an earlier date). Each of the Borrowers and Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

                         (a) It has the corporate power and authority to
                    execute, deliver and carry out the terms and provisions of this Agreement and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                         (b) No consent of any other person (including, without
                    limitation, shareholders or creditors of any Borrower or Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

                         (c) This Agreement and the other instruments and
                    documents contemplated hereby have been duly executed and delivered by a duly authorized officer on behalf of such party, and constitute a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                         (d) The execution, delivery and performance of this
                    Agreement and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party.

       SECTION 5.2 Except as herein expressly amended or waived nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and each Borrower and Guarantor hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all

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                    respects and shall remain in full force and effect in
                    accordance with their respective terms.

       SECTION 5.3 All references to the Credit Agreement in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

       SECTION 5.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

       SECTION 5.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

       SECTION 5.6 This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

       SECTION 5.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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       IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                        "BORROWERS"

                                        MANUFACTURERS' SERVICES LIMITED

                                        By:    /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MANUFACTURERS' SERVICES
                                          SALT LAKE CITY OPERATIONS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MANUFACTURERS' SERVICES
                                          WESTERN U.S. OPERATIONS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MANUFACTURERS' SERVICES
                                          CENTRAL U.S. OPERATIONS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MSL LOWELL OPERATIONS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MSL MIDWEST OPERATIONS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


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                                        "GUARANTORS"

                                        MANUFACTURERS' SERVICES LIMITED

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MANUFACTURERS' SERVICES
                                          SALT LAKE CITY OPERATIONS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MANUFACTURERS' SERVICES
                                          WESTERN U.S. OPERATIONS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MANUFACTURERS' SERVICES
                                          CENTRAL U.S. OPERATIONS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MSL LOWELL OPERATIONS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MSL MIDWEST OPERATIONS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MSL SPV SPAIN, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer

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                                        MSL HOLDINGS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        MSL INTERNATIONAL HOLDINGS, INC.

                                        By: /s/ Sean Lannan
                                           -----------------------------------
                                        Title: Treasurer


                                        "ADMINISTRATIVE AGENT"

                                        BANK OF AMERICA, N.A.,
                                          as the Administrative Agent

                                        By: /s/ James Foley
                                           -----------------------------------
                                        Title: AVP


                                        "REVOLVING LENDERS"

                                        BANK OF AMERICA, N.A.

                                        By: /s/ James Foley
                                           -----------------------------------
                                        Title: AVP


                                        CREDIT SUISSE FIRST BOSTON,
                                          CAYMAN ISLANDS BRANCH

                                        By:/s/ Robert Hedu   /s/ Doreen Welch
                                           ---------------  ------------------
                                        Title: Director          Associate


                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By: /s/ Robert Malone
                                           -----------------------------------
                                        Title: Vice President

                                        UPS CAPITAL CORPORATION

                                        By: /s/ Charles Johnson
                                           -----------------------------------
                                        Title: Managing Director


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                                        CONGRESS FINANCIAL CORPORATION (CENTRAL)

                                        By: /s/ Keith Chapman
                                           -----------------------------------
                                        Title: First Vice President

                                        HSBC BUSINESS CREDIT (USA) INC

                                        By: /s/ Dan Bueno
                                           -----------------------------------
                                        Title: VicePresident

                                        ORIX FINANCIAL SERVICES, INC.

                                        By: /s/ Lisa Nowekowski
                                           -----------------------------------
                                        Title: Vice President


                                        "TERM LENDERS"

                                        WINGATE CAPITAL LTD.

                                        By: Citadel Partnership,
                                              Portfolio Manager

                                        By: GLB Partners, L.P.,
                                              its General Partner

                                        By: Citadel Investment Group, L.L.C.,
                                              its General Partner

                                        By: /s/ Levoyd Robinson
                                           -----------------------------------
                                        Title: Portfolio Manager